UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 12, 2006, KBS Real Estate Investment Trust, Inc. (the “Registrant”) filed a Form 8-K dated July 6, 2006 with regard to the acquisition of a four-story office building containing approximately 120,500 rentable square feet located on an approximate 11.9-acre parcel of land at 3620 Queen Palm Drive in Tampa, Florida (the “Sabal Pavilion Building”). The Registrant hereby amends the Form 8-K dated July 6, 2006 to provide the required financial information related to the acquisition of the Sabal Pavilion Building.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired.

Sabal Pavilion Building

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-3

(b)	Pro Forma Financial Information.

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Pro Forma Balance Sheet as of June 30, 2006 (unaudited)	F-6

	Pro Forma Statement of Operations for the Six Months Ended June 30, 2006 (unaudited)	F-8

	Pro Forma Statement of Operations for the Year Ended December 31, 2005 (unaudited)	F-9

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: September 18, 2006	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Sabal Pavilion for the year ended December 31, 2005. This statement is the responsibility of Sabal Pavilion’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Sabal Pavilion’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Sabal Pavilion’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Sabal Pavilion’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Sabal Pavilion for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

May 1, 2006

Sabal Pavilion Building

Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and the Year Ended December 31, 2005

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
	(Unaudited)
Revenues:
Base rent	$1,266,535	$2,385,024
Tenant reimbursements	160,053	297,549
Other revenues	150	270

Total revenues	1,426,738	2,682,843
Expenses:
Repairs and maintenance	79,407	167,779
Real estate taxes	119,658	231,516
Utilities	138,710	267,265
Janitorial	75,203	149,013
Other operating expenses	115,616	173,110

Total expenses	528,594	988,683

Revenues over certain operating expenses	$898,144	$1,694,160

See accompanying notes.

Sabal Pavilion Building

Notes to Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and the Year Ended December 31, 2005

1.	Description of Real Estate Property Acquired

On July 7, 2006, KBS Real Estate Investment Trust, Inc. (“KBS REIT”), through an indirectly wholly owned subsidiary, acquired the Sabal Pavilion (the “Sabal Pavilion Building”), a four-story building containing 120,500 square feet located in Tampa, Florida, from NCFLA II Owner LLC (“NCFLA”). Total consideration for the acquisition was approximately $24,250,000, plus closing costs. KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets composed primarily of office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance investments.

2.	Basis of Presentation

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Sabal Pavilion Building is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses we expect to incur in the future operations of the Sabal Pavilion Building have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Sabal Pavilion Building.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Sabal Pavilion Building was acquired from an unaffiliated party and (ii) based on due diligence of the Sabal Pavilion Building by KBS REIT, management is not aware of any material factors relating to the Sabal Pavilion Building that would cause this financial information not to be necessarily indicative of future operating results.

3.	Significant Accounting Policies

Rental Revenues

KBS REIT will recognize minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, on a straight-line basis over the term of the related lease and it will include amounts expected to be received in later years in deferred rents. The adjustment to deferred rents decreased revenue by approximately $43,052 for the year ended December 31, 2005 and increased revenue by approximately $37,435 for the six months ended June 30, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Sabal Pavilion Building

Notes to Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and the Year Ended December 31, 2005 (continued)

4.	Description of Leasing Arrangements

The Sabal Pavilion Building is 100% occupied by Ford Motor Credit Company (“Ford Motor Credit”) under a long-term lease agreement (the “Ford Motor Credit Lease”). Under the terms of the Ford Motor Credit Lease, Ford Motor Credit is required to reimburse all operating expenses in excess of a base year amount.

5.	Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2006	$2,467
2007	2,513
2008	2,556
2009	2,607
2010	655

$10,798

Ford Motor Credit contributed 100% of the rental income for the year ended December 31, 2005. It will also contribute 100% of the future minimum rental income until March 31, 2010, the lease expiration date. Ford Motor Credit has the right, at its option, to extend the initial term of its lease for two additional five-year periods commencing on April 1, 2010. The first extended term, if exercised, will expire on March 31, 2015. The second extended term, if exercised, will expire on March 31, 2020.

6.	Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS Real Estate Investment Trust, Inc.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) included in its special report on Form 10-K for the year ended December 31, 2005 and its quarterly report on Form 10-Q for the six months ended June 30, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of the acquired property included in this Current Report on Form 8-K.

The following unaudited pro forma balance sheet as of June 30, 2006 has been prepared to give effect to the acquisition of the Sabal Pavilion Building as if the acquisition occurred on June 30, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are composed of certain pro forma financing-related activities, including borrowings subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 have been prepared to give effect to the acquisition of the Sabal Pavilion Building as if the acquisition occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Sabal Pavilion Building been consummated as of January 1, 2005. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS Real Estate Investment Trust, Inc.

Pro Forma Balance Sheet

as of June 30, 2006

(Unaudited)

	KBS Real Estate Investment Trust Historical (a)	Sabal Pavilion Building (b)		Pro Forma Total
ASSETS
Cash and cash equivalents	$196,633	$224,202	(c)	$420,835
Restricted cash	5,401,069	—		5,401,069
Prepaid insurance	130,125	—		130,125
Land	—	3,112,798	(d)	3,112,798
Buildings and improvements	—	19,901,242	(d)	19,901,242
Lease intangible costs	—	2,583,293	(d)	2,583,293
Prepaid loan fees	—	154,879	(e)	154,879
Other assets	—	46,733	(f)	46,733

Total assets	$5,727,827	$26,023,147		$31,750,974

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued liabilities	$372,495	$—		$372,495
Due to affiliates	1,009,418	—		1,009,418
Net intangible – below-market lease	—	853,010	(d)	853,010
Short-term note payable	—	4,898,000		4,898,000
Affiliate note payable	—	5,572,137		5,572,137
Long-term note payable	—	14,700,000		14,700,000

Total liabilities	1,381,913	26,023,147		27,405,060
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 20,000 shares issued and outstanding	200	—		200
Common stock issuable upon breaking escrow, 541,161 shares, $.01 par value	5,412	—		5,412
Additional paid-in capital	4,804,117	—		4,804,117
Accumulated deficit	(463,815)	—		(463,815)

Total stockholders’ equity	4,345,914	—		4,345,914

Total liabilities and stockholders’ equity	$5,727,827	$26,023,147		$31,750,974

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the six months ended June 30, 2006.

(b)	Represents the acquisition of the Sabal Pavilion Building. The purchase price of the Sabal Pavilion Building was approximately $25.2 million (including closing costs), which was funded with an approximate $14.7 million fixed rate loan, a $4.9 million mezzanine loan, and a $5.6 million advance from an affiliate.

(c)	Represents cash received at close of escrow as a result of operating expense prorations.

(d)	KBS REIT intends to account for the acquisition in accordance with Statements of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

KBS Real Estate Investment Trust, Inc.

Pro Forma Balance Sheet

as of June 30, 2006

(Unaudited)

(e)	Represents loan fees incurred for the $14.7 million fixed rate loan and the $4.9 million mezzanine loan.

(f)	Represents primarily utility deposit.

The accompanying notes are an integral part of this statement.

KBS Real Estate Investment Trust, Inc.

Pro Forma Statement of Operations

for the Six Months Ended June 30, 2006

(Unaudited)

	KBS Real Estate Investment Trust Historical (a)	Sabal Pavilion Building (b)	Pro Forma Adjustments (c)		Pro Forma Total
Revenues:
Base Rent	$—	$1,266,535	$(6,880	)(d)	$1,259,655
Amortization of below-market lease	—	—	81,240	(e)	81,240
Tenant reimbursements	—	160,053	—		160,053
Interest income	322	—	—		322
Other revenues	—	150	—		150

Total revenues	322	1,426,738	74,360		1,501,420
Expenses:
Property operating costs	—	528,594	—		528,594
General and administrative	464,137	—	92,791	(f)	556,928
Depreciation and amortization	—	—	556,786	(g)	556,786
Interest expense	—	—	813,953	(h)	813,953

Total expenses	464,137	528,594	1,463,530		2,456,261

Net Loss	$(463,815)	$898,144	$(1,389,170)		$(954,841)

Loss per share, basic and diluted	$(7.71)				$(15.86)

Weighted-average number of common shares, issuable and outstanding	60,196				60,196

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the six months ended June 30, 2006.

(b)	Represents the operations of the Sabal Pavilion Building for the six months ended June 30, 2006.

(c)	KBS REIT intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(d)	Represents adjustment to straight-line rent due to lease start date on January 1, 2005.

(e)	Amortization of below-market lease is recognized on a straight-line basis over the life of the lease.

(f)	Asset management fee calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses and any debt attributable to such investments.

(g)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(h)	Represents interest expense incurred for a $14,700,000 fixed rate loan, which bears interest at a rate of 6.38% per annum; a $4,898,000 mezzanine loan, which bears interest at a variable rate equal to LIBOR plus 225 basis points (average rate of 7.17% for the period); and a $5,572,137 advance from KBS Holdings LLC, an affiliate, which bears simple interest at a rate of 6% per annum. It also represents amortization of loan fees related to short-term and long-term notes payable, amortized over life of respective loans.

KBS Real Estate Investment Trust, Inc.

Pro Forma Statement of Operations

for the Year Ended December 31, 2005

(Unaudited)

	KBS Real Estate Investment Trust Historical (a)	Sabal Pavilion Building (b)	Pro Forma Adjustments (c)		Pro Forma Total
Revenues:
Base Rent	$—	$2,385,024	$134,287	(d)	$2,519,311
Amortization of below-market lease	—	—	162,480	(e)	162,480
Tenant reimbursements	—	297,549	—		297,549
Other revenues	—	270	—		270

Total revenues	—	2,682,843	296,767		2,979,610
Expenses:
Property operating costs	—	988,683	—		988,683
General and administrative	—	—	185,582	(f)	185,582
Depreciation and amortization	—	—	1,113,572	(g)	1,113,572
Interest expense	—	—	1,571,449	(h)	1,571,449

Total expenses	—	988,683	2,870,603		3,859,286

Net Loss	$—	$1,694,160	$(2,573,836)		$(879,676)

Loss per share, basic and diluted	$—				$(43.98)

Weighted-average number of common shares, issued and outstanding	20,000				20,000

(a)	Historical financial information derived from KBS REIT’s special report on Form 10-K for the year ended December 31, 2005. As noted in the Form 10-K for the year ended December 31, 2005, KBS REIT had been formed but not yet commenced operations. As such, no statement of operations for the year ended December 31, 2005 was provided since results of operation were not material.

(b)	Represents the operations of the Sabal Pavilion Building for the year ended December 31, 2005.

(c)	KBS REIT intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(d)	Represents adjustment to straight-line rent due to lease start date on January 1, 2005.

(e)	Amortization of below-market lease is recognized on a straight-line basis over the life of the lease.

(f)	Asset management fee calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses and any debt attributable to such investments.

(g)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(h)	Represents interest expense incurred for a $14,700,000 fixed rate loan, which bears interest at a rate of 6.38% per annum; a $4,898,000 mezzanine loan, which bears interest at a variable rate equal to LIBOR plus 225 basis points (average rate of 5.71% for the period); and a $5,572,137 advance from KBS Holdings LLC, an affiliate, which bears simple interest at a rate of 6% per annum. It also represents amortization of loan fees related to short-term and long-term notes payable, amortized over life of respective loans.